VANGUARD/
PRIMECAP FUND

Annual Report - December 31, 1997

[PHOTO]

[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

         We recognize that it is our crew members--more than 6,000 highly motivated men and women--who form the cornerstone of our operations. As with any cornerstone, we could not survive long--let alone prosper--without it. That's why we chose this fiscal year's annual report to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

         But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

         They, along with the rest of our valiant crew, look forward to serving you in the years ahead.

[PHOTO]                       [PHOTO]

John C. Bogle         John J. Brennan
Chairman                    President


CONTENTS

A MESSAGE TO OUR SHAREHOLDERS . . . . . . . . .     1
THE MARKETS IN PERSPECTIVE  . . . . . . . . . .     4
REPORT FROM THE ADVISER . . . . . . . . . . . .     6
PORTFOLIO PROFILE . . . . . . . . . . . . . . .     8
PERFORMANCE SUMMARY . . . . . . . . . . . . . .    10
FINANCIAL STATEMENTS  . . . . . . . . . . . . .    11
REPORT OF INDEPENDENT ACCOUNTANTS   . . . . . .    17

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,


         Vanguard/PRIMECAP Fund rocketed ahead in 1997, providing a total return of +36.8%--the best performance in the Fund's 13-year history. PRIMECAP's remarkable results came during yet another extraordinary year for the U.S. stock market, which capped a three-year run during which market averages more than doubled.

         Our Fund's return was an astonishing 11.5 percentage points higher than that of its average peer and 3.4 percentage points higher than that of the Standard & Poor's 500 Composite Stock Price Index. The table at right compares the Fund's total return (capital change plus reinvested dividends) for the year with that of the average growth mutual fund and the unmanaged S&P 500 Index, which is dominated by large-capitalization blue chip stocks.

----------------------------------------------------------
                                           TOTAL RETURNS
                                             YEAR ENDED
                                         DECEMBER 31, 1997
----------------------------------------------------------
Vanguard/PRIMECAP Fund                          +36.8%
----------------------------------------------------------
Average Growth Fund                             +25.3%
----------------------------------------------------------
S&P 500 Index                                   +33.4%
----------------------------------------------------------

         The Fund's total return is based on net asset values of $30.08 per share on December 31, 1996, and $39.56 per share on December 31, 1997, adjusted for a dividend of $0.20 per share paid from net investment income and distributions totaling $1.30 per share from net realized capital gains.

THE FINANCIAL MARKETS IN BRIEF

The historic bull market in U.S. stocks that began in August 1982 continued in impressive fashion during 1997. The economy, corporate earnings, and employment grew solidly and consumer confidence strengthened. Yet interest rates declined and inflation decelerated. In short, the domestic economic news could not have been better. The sole dark cloud--severe turmoil in Asian economies and currencies--only briefly darkened Wall Street's mood. After a sharp decline in October--the S&P 500 Index tumbled -7% on October 27 alone--stocks resumed their climb, and the Index produced a +33.4% return for the year.

         Long-term interest rates rose through the first quarter of the year on expectations that the economy's robust growth would cause inflation to accelerate. The yield on the benchmark 30-year U.S. Treasury bond peaked at 7.17% in mid-April. Then, as the news on inflation got better rather than worse, the yield turned downward, falling to 5.92% on December 31, 72 basis points below the 6.64% level at which it began the year.

         Short-term interest rates bottomed out in June and began an irregular climb that was apparently due to sales of short-term Treasuries by foreign central banks and investors. At year-end 1997, the yield on three-month U.S. Treasury bills was 5.35%, up just a bit from 5.17% when the year began. The spread between yields on three-month T-bills and 30-year Treasury bonds was a slim 0.57 percentage point on December 31, 1997. Such a "flattening" of the yield curve has more often than not been a precursor of a slowing economy.

1997 PERFORMANCE OVERVIEW

The U.S. stock market, however, did anything but slow during the twelve months ended December 31, and PRIMECAP rode the rising tide to its best year ever. Though the reasons for our fine absolute and relative performance in 1997--and, indeed, over the Fund's entire life span--are many, they boil down to stellar investment management by our adviser, PRIMECAP Management Company. Our large margin of superiority over the average growth mutual fund and the S&P 500 Index during the year was due primarily to terrific stock selection nearly across the board--particularly in the auto & transportation, health-care, and producer-durables sectors.

         Relative to our peers, our biggest strength was their weakness. While PRIMECAP's mid- and small-cap stocks constituted 33% of assets, the average comparable fund held fully 64% in these issues. In a large-cap year like 1997 (the return of the S&P 500 Index was 7.7 percentage points higher than the +25.7% return of the rest of the U.S. stock market), this was a Herculean handicap. PRIMECAP also achieved its fine relative performance in 1997--nearly half again larger than our average peer's return of +25.3%--despite a higher-than-average holding of cash, which acts as a drag on returns during a rising stock market. Our cash position of 13% at year-end was at about twice its normal level and was about twice the cash holdings of our average competitor.

         Our superiority over the S&P 500 Index, though considerably narrower, also represents a significant accomplishment. Our fine stock selection was especially evident in our airline and health-care holdings, which reflect extraordinary gains averaging more than 60%. While we held a substantial position in the weak producer-durables group, it was offset by good stock picks. Our biggest negative was our large (29%) position in the lagging technology group, in which our selections were not very good either.

         The Index, of course, has built-in advantages over real-world mutual funds, as it includes no cash and bears none of the expenses (operating and transaction costs) that mutual funds incur. In addition, PRIMECAP owns stocks that are, on average, smaller than those in the S&P 500 Index ($9.2 billion median market capitalization for PRIMECAP; $34.1 billion for the Index), a distinction that might otherwise have hurt our performance versus the Index, given the market's large-cap bias during the year.

LONG-TERM PERFORMANCE OVERVIEW

Your Fund's record over the past decade has been truly remarkable, as shown in the table below. It presents the average annual return for the past ten years for PRIMECAP, our average competitor, and the S&P 500 Index, as well as the ending value of hypothetical $10,000 investments in each, assuming the reinvestment of income dividends and capital gains distributions. Based on our +19.0% annual return, which is 3.6 percentage points higher than that of our peers, a $10,000 investment in PRIMECAP would have grown over the decade to $56,712, an amazing advantage of $14,797 over the $41,915 that would have accumulated in the average growth fund. The difference is astounding--nearly 1 1/2 times the initial investment!

----------------------------------------------------------------------------
                                                    TOTAL RETURNS
                                          10 YEARS ENDED DECEMBER 31, 1997
                                         -----------------------------------
                                         AVERAGE            FINAL VALUE OF
                                         ANNUAL                A $10,000
                                          RATE            INITIAL INVESTMENT
----------------------------------------------------------------------------
Vanguard/PRIMECAP Fund                   +19.0%                $56,712
----------------------------------------------------------------------------
Average Growth Fund                      +15.4%                $41,915
----------------------------------------------------------------------------
S&P 500 Index                            +18.1%                $52,567
----------------------------------------------------------------------------

         In outperforming the S&P 500 Index by nearly 1 percentage point annually over the decade, PRIMECAP amassed an advantage of $4,145 on the hypothetical $10,000 investment.

         We should emphasize that our road to this fine performance record was not without pitfalls. No mutual fund is without aberrations in its long-term record. For example, we were beaten by the Index in 1987, 1988, and 1989, and by our average peer in two of those three years (1987 and 1989). The point is that the proper perspective for evaluating PRIMECAP--like any mutual fund worthy of your consideration--should be the long-run.

         Our low expenses provide our Fund with a head start over our competitors, year after year. Our expense ratio (annual expenses as a percentage of average net assets) is 0.51%--far less than the 1.50% expense ratio of our average peer. We fully expect this advantage of roughly 1% to persist, regardless of the direction of the financial markets. As mutual fund investors are learning, however slowly, costs matter.

         To help keep the extraordinary nature of the decade's returns in perspective, we note that the ten-year period covered in this report excludes the results of 1987--a year during which the S&P 500 Index shed 21.5% of its value in a single month, and during which PRIMECAP's return was -2.3%. With 1987's return now "off the books" of our ten-year review--replaced by 1997's +36.8% return--our Fund's average annual return over ten years is 4 percentage points higher than it was in last year's report. We caution that there will surely be individual down years ahead, and that returns from PRIMECAP, and from the U.S. stock market in general, will almost certainly be less generous in years to come.

IN SUMMARY

Returns from the U.S. stock market over the past three calendar years--indeed, over the past 15 years--have no precedent in American financial history. While as investors we have every reason to be grateful for the bounty of the financial markets, we also have reason to regard the future with some caution. Lengthy bull markets can breed complacency and cause investors to discount the risks inherent in stocks. Make no mistake, the market will demonstrate these risks from time to time.

         However, the greatest risk is failure to invest in the first place. We believe that the stock market's risks can be partially offset by holding a balanced portfolio that includes not only stock funds, but also bond funds and money market funds. Investors who maintain such portfolios allocated in accordance with their time horizon, financial situation, and tolerance for market volatility should be well prepared to "stay the course" toward their investment objectives, no matter what the future has in store.


/s/ JOHN C. BOGLE                                     /s/ JOHN J. BRENNAN

John C. Bogle                                         John J. Brennan
Chairman of the Board                                 President

January 15, 1998

THE MARKETS IN PERSPECTIVE
Year Ended December 31, 1997


U.S. EQUITY MARKETS

Despite some year-end rockiness, 1997 again provided U.S. equity investors with exceptional returns, as illustrated by the 33.4% advance of the S&P 500 Index. Investors' mettle was tested several times, however, and most severely by the upheavals that devastated a number of Asian markets in the fourth quarter. Beginning in late October, the U.S. market grew increasingly volatile, a direct result of investors' struggle to understand the nature and implications of Asia's economic turmoil. By the end of the year, it appeared that a new consensus was emerging, grounded in two basic beliefs: (1) that the collapse of currencies in the Far East would help keep inflation tame in the United States and (2) that slower growth in Asia would most likely lead to weaker corporate profits over the next several years.

         As the dust continued to settle, many investors sought havens traditional in periods of high uncertainty: large-capitalization issues and particularly the "defensive" sectors of the stock market, such as utilities, consumer staples, and health care. The closing weeks of 1997 saw a broad advance in these "safe" sectors, with utilities gaining 20.1% and consumer staples 10.4% in the last quarter. By contrast, more economically sensitive sectors were thrashed in the wake of the Asian crisis, with technology issues falling 12.3% and producer durables down 9.0% over the three months. After posting strong results in the third quarter, small-company stocks also suffered in the fourth, falling 3.3%.

----------------------------------------------------------------------------
                                                AVERAGE ANNUALIZED RETURNS
                                             PERIODS ENDED DECEMBER 31, 1997
                                             -------------------------------
                                              1 YEAR     3 YEARS     5 YEARS
----------------------------------------------------------------------------
EQUITY
  S&P 500 Index                               33.4%      31.2%       20.3%
  Russell 2000 Index                          22.4       22.3        16.4
  MSCI EAFE Index                              2.1        6.6        11.7
----------------------------------------------------------------------------
FIXED INCOME
  Lehman Aggregate Bond Index                  9.7%      10.4%        7.5%
  Lehman 10-Year Municipal Bond Index          9.2       10.2         7.6
  Salomon Brothers Three-Month
   U.S. Treasury Bill Index                    5.3        5.4         4.7
----------------------------------------------------------------------------
OTHER
  Consumer Price Index                         1.7%       2.5%        2.6%
----------------------------------------------------------------------------

         The year-end excitement did not detract from 1997's overall record as a stellar year for U.S. stock investors. The best-performing sector was financial services, which rose 46.9%. This sector benefited from a number of factors, including the strength of the economy, the vibrant financial markets, and merger activity. By contrast, the commodity-oriented materials & processing sector posted a gain of "only" 12.3%--in itself more than a percentage point above the long-term average return from common stocks. Small-cap stocks also fared well overall, as illustrated by the 22.4% increase of the Russell 2000 Index. Small-company technology issues were the most glaring exception, mustering a gain in 1997 of just 1.1%.

U.S. FIXED-INCOME MARKETS

In a year characterized by exceptionally low inflation, interest rates fell, providing investors with very attractive total returns. The Lehman Aggregate Bond Index, for example, posted a total return of 9.7% for 1997, comprising 7.2% in income return and 2.5% in capital appreciation. The decline in rates can be attributed largely to better-than-expected reports about the inflation rate. Early in the year, economists were projecting a 2.9% increase in the Consumer Price Index (CPI) during 1997. In March, the Federal Reserve grew sufficiently concerned to boost interest rates by 0.25% in an effort to temper economic growth and thereby ward off inflation. By year-end, however, the worries seemed to have been unnecessary, as the actual CPI increase was a mere 1.7%--its smallest increase since 1986.

         The bond market gradually gathered strength during the year as investors grew more confident that four seemingly strange bedfellows--strong economic growth, reasonable inflation, low unemployment, and stable wage growth--would continue to coexist peacefully. In the fourth quarter, the market also was bolstered by the "flight to quality" among investors concerned about Asia's problems. Overall, the longest-maturity issues benefited most from the decline in interest rates. The yield on the 30-year U.S. Treasury bond closed the year at 5.92%, compared with 6.64% on December 31, 1996. Falling rates flattened the yield curve considerably: Only 0.57% separated the yield on Treasury bills from that on the 30-year issue, down from a spread of 1.47% at the end of 1996.

         The best-performing sector in 1997 was long-term Treasuries, as illustrated by the 15.1% return of the Lehman Long U.S. Treasury Index. Investors in lower-quality securities also fared well, with the Lehman High Yield Bond Index generating a 12.8% gain. The strength of the economy, together with the lack of inflationary pressure, created an ideal environment for junk bonds.

INTERNATIONAL EQUITY MARKETS

Arguably, investors' greatest disappointments were in international markets--and, of course, Asian markets in particular. During the year, the Morgan Stanley Capital International (MSCI) Pacific Index declined by 25.7% in U.S. dollar terms; the index fell 20.7% in the fourth quarter alone. Among individual markets, the fiscal year saw sharp declines (in U.S. dollar terms) in Japan, down 23.6% (including a 19.7% drop in the fourth quarter); Thailand, down 76.8%; and Malaysia, down 68.1%. The general slump in Asian markets began in midsummer with currency devaluations by a number of countries.

         By contrast, the European markets continued to provide U.S. investors with solid returns, although they, too, stumbled in late October and subsequently recovered. The MSCI Europe Index posted a gain of 23.7% for the 12 months. The robust character of the European markets reflected strong corporate earnings and optimism that the European Monetary Union would provide a solid framework for future fiscal responsibility and economic growth.

REPORT FROM THE ADVISER


         During 1997, Vanguard/PRIMECAP Fund's total return of 36.8% exceeded the 33.4% recorded by the unmanaged S&P 500 Index and the 25.3% achieved by the average growth mutual fund.

         We are especially pleased to report these results, given how challenging the year proved to be for growth fund managers. According to Lipper Analytical Services, less than 9% of growth funds managed to surpass the total return of the S&P 500 Index. Our relative outperformance was produced despite a significant underweighting in financial-services stocks, whose 47% return was by far the strongest of any market sector.

         In our semiannual report, we discussed the important role stock selection played in our first-half results. This was also true for the full year's results. As shown in the adjacent table, the Fund's ten largest holdings (as of January 1, 1997) appreciated an average of 50.5% during the year. This is particularly satisfying to us because individual stock selection is our primary focus and is, we believe, where we most add value as managers.

-----------------------------------------------------------------
               PERFORMANCE OF LAST YEAR'S TEN LARGEST HOLDINGS
-----------------------------------------------------------------
                                      % OF ASSETS           1997
SECURITY                             JAN. 1, 1997          RETURN
-----------------------------------------------------------------
Intel Corp.                              6.0%                7.5%
Federal Express Corp.                    4.4                37.2
Texas Instruments, Inc.                  4.4                42.2
AMR Corp.                                3.9                45.8
Guidant Corp.                            3.5               118.6
Delta Air Lines, Inc.                    3.4                68.2
LM Ericsson Telephone Co.                3.4                24.5
Motorola, Inc.                           2.5                -5.9
American International
  Group, Inc.                            2.4                51.1
Tandem Computers, Inc.                   2.3               115.7
-----------------------------------------------------------------
Combined                                36.2%               50.5%
-----------------------------------------------------------------

         Looking at the year in its entirety, our holdings in the transportation and health-care sectors accounted for most of our favorable relative performance. In our 1996 annual report, we wrote extensively about the improving fundamentals in the airline industry. We noted that traffic, load factors, and yields were firming concurrent with slower growth in capacity and aggressive cost-containment efforts. We argued that barriers to entry were emerging. Unfortunately, these positive developments had been overshadowed in 1996 by a few extraordinary events, including the TWA Flight 800 tragedy, the reinstatement of the excise tax on airline tickets, and a sharp rise in oil prices. Consequently, the airline stocks fared poorly in 1996, and they continued to depress our results through the first half of 1997. Throughout this period, however, the industry's fundamentals not only remained intact but continued to improve. By the end of 1997, the significant improvement in the prospects of the airline industry began to be reflected in share prices. For the year, Delta Air Lines, AMR Corp., and Southwest Airlines appreciated 68%, 46%, and 68%, respectively. Despite these gains, we still view airline stocks as compelling values, and believe that investors have only begun to recognize how dramatically this industry has changed. Consequently, we continue to substantially overweight this group.

         Our transportation stocks, which as a group gained 61%, were also buoyed by a strong showing in stocks of air freight companies. Airborne Freight jumped 167%, and Federal Express gained 37%. Strong growth in unit volume, new distance-based pricing policies, and the labor dispute that disrupted business at UPS all contributed to impressive earnings growth and an improving outlook for our holdings. In the first week of 1998, Federal Express increased rates by 3%-4%, the first across-the-board increase in more than four years. This action supports our contention that the industry's profitability could improve.

         The outstanding performance of our health-care holdings was also integral to the Fund's excellent performance in 1997. We avoided the HMO and biotech stocks, and focused on the medical device and pharmaceutical areas. Our selections appreciated 69%, led by Guidant (up 119%) and Eli Lilly (up 93%).

         Considering only our semiannual and annual results, one would see an incomplete picture of how the year evolved for the Fund. Relative performance in the two periods was fairly similar. In the first half of the year, the Fund outperformed the S&P 500 Index by about 0.5 percentage point. In the second half, the Fund outperformed the Index by about 2.5 percentage points. However, between June 30 and December 31, the Fund experienced considerable volatility--more than we cared for. In the third quarter, our performance was exceptional, up 19.7% versus 7.5% for the S&P 500 Index. Our top ten holdings returned more than 30% on average. Similarly, our technology holdings surged more than 30%.

         The fourth quarter brought an abrupt reversal to the extraordinary third-quarter performance. The collapse of currencies and stock markets across Southeast Asia prompted investors to seek out safe stocks with limited or no exposure to the Far East. Our technology and producer-durables stocks were crushed, declining 21.5% and 11.3%, respectively. Conversely, the utility sector, which had been the worst sector of the market for the past several years and where the Fund had virtually no exposure, surged (returning 20% for the quarter). Consumer staples also rallied, climbing 10%.

         We believe the fourth-quarter pummeling of the Fund's technology and producer-durables shares was an overreaction to the events in Southeast Asia. The region represents a small percentage of most companies' revenue. Furthermore, many companies either buy products or maintain manufacturing operations in the region, so lower costs should offset potential revenue declines. Additionally, the exclusive focus on events in Southeast Asia has caused investors to overlook both a clearly improving European economy and the possibility of Japan's emergence from its long-standing economic malaise. The European and Japanese markets have considerably greater impact on the fortunes of the Fund's holdings than does Southeast Asia.

         We approach 1998 with greater caution than we have felt in some time. The S&P 500 Index has produced a cumulative total return of 125.6% during the past three years. Valuations have certainly increased. Moreover, the turmoil in Asian economies and markets will continue to impact U.S. stocks. Consequently, we have increased the Fund's cash position to 13%, an unusually high level.

Howard B. Schow, Portfolio Manager       Theo A. Kolokotrones, Portfolio Manager

                   Joel P. Fried, Assistant Portfolio Manager

PRIMECAP Management Company

January 14, 1998


INVESTMENT PHILOSOPHY

The Fund reflects a belief that superior long-term investment results can be achieved by selecting stocks with prices lower than the fundamental value of the underlying companies, based on the investment adviser's assessment of such factors as their industry positions, growth potential, and expected profitability.

PORTFOLIO PROFILE
PRIMECAP Fund


This Profile provides a snapshot of the Fund's characteristics as of December 31, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------
                                    PRIMECAP           S&P 500
--------------------------------------------------------------
Number of Stocks                          99               500
Median Market Cap                      $9.2B            $34.1B
Price/Earnings Ratio                   18.7x             21.9x
Price/Book Ratio                        3.6x              4.1x
Yield                                   0.9%              1.6%
Return on Equity                       16.1%             20.4%
Earnings Growth Rate                   22.2%             17.6%
Foreign Holdings                        7.1%              1.9%
Turnover Rate                            13%                --
Expense Ratio                          0.51%                --
Cash Reserves                          13.0%                --


INVESTMENT FOCUS
--------------------------------------------------------------

[GRAPH]


VOLATILITY MEASURES
--------------------------------------------------------------
                                    PRIMECAP           S&P 500
--------------------------------------------------------------
R-Squared                               0.62              1.00
Beta                                    0.99              1.00


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------------------------
Delta Air Lines, Inc.                                     4.1%
AMR Corp.                                                 4.0
Guidant Corp.                                             4.0
Texas Instruments, Inc.                                   3.7
Intel Corp.                                               3.2
Federal Express Corp.                                     3.2
Pharmacia & Upjohn, Inc.                                  2.7
Adobe Systems, Inc.                                       2.6
LM Ericsson Telephone Co.                                 2.1
Hewlett-Packard Co.                                       2.0
--------------------------------------------------------------
Top Ten                                                  31.6%


SECTOR DIVERSIFICATION (% OF COMMON STOCK)
------------------------------------------------------------------------------------
                                          DECEMBER 31, 1996      DECEMBER 31, 1997
                                         -------------------------------------------
                                               PRIMECAP         PRIMECAP    S&P 500
                                         -------------------------------------------
Auto & Transportation   . . . . . . . .          15.8%            17.1%       3.5%
Consumer Discretionary  . . . . . . . .           8.0              8.0        9.8
Consumer Staples  . . . . . . . . . . .           1.8              1.7       11.5
Financial Services  . . . . . . . . . .          11.4              6.5       17.7
Health Care   . . . . . . . . . . . . .          10.6             12.3       11.4
Integrated Oils   . . . . . . . . . . .           0.0              0.0        7.2
Other Energy  . . . . . . . . . . . . .           0.2              1.0        1.4
Materials & Processing  . . . . . . . .           6.6              7.9        5.8
Producer Durables   . . . . . . . . . .          10.7             10.0        4.0
Technology  . . . . . . . . . . . . . .          34.5             29.2       11.2
Utilities   . . . . . . . . . . . . . .           0.4              0.4       10.6
Other   . . . . . . . . . . . . . . . .           0.0              5.9        5.9
------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a portfolio's net assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. The midpoint of market capitalization (market price x shares outstanding) of the stocks in a portfolio. Half the stocks in the portfolio have higher market capitalizations and half lower.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a portfolio's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a portfolio has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a portfolio's returns are likely to be more volatile, because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

PERFORMANCE SUMMARY
PRIMECAP Fund


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely, so an investment in the Fund could lose money.

TOTAL INVESTMENT RETURNS: NOVEMBER 1, 1984-DECEMBER 31, 1997
------------------------------------------------------------------------------------
                                   PRIMECAP FUND                             S&P 500
FISCAL               CAPITAL           INCOME             TOTAL               TOTAL
YEAR                 RETURN            RETURN            RETURN               RETURN
------------------------------------------------------------------------------------
1984                   4.9%             0.0%               4.9%                 0.6%
1985                  35.6              0.2               35.8                 31.8
1986                  21.8              1.7               23.5                 18.7
1987                  -3.2              0.9               -2.3                  5.3
1988                  13.7              1.0               14.7                 16.6
1989                  20.2              1.4               21.6                 31.7
1990                  -3.8              1.0               -2.8                 -3.1
1991                  31.8              1.3               33.1                 30.5
1992                   8.2              0.8                9.0                  7.6
1993                  17.6              0.4               18.0                 10.1
1994                  10.7              0.7               11.4                  1.3
1995                  34.4              1.1               35.5                 37.6
1996                  17.5              0.8               18.3                 23.0
1997                  36.1              0.7               36.8                 33.4
-----------------------------------------------------------------------------------

See Financial Highlights table on page 15 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: DECEMBER 31, 1987-DECEMBER 31, 1997
------------------------------------------------------------------------------------------------
                           PRIMECAP FUND               AVERAGE GROWTH FUND         S&P 500 INDEX
------------------------------------------------------------------------------------------------
198712                         10000                          10000                     10000
198803                         11268                          10750                     10569
198806                         11924                          11363                     11273
198809                         11507                          11247                     11312
198812                         11466                          11396                     11661
198903                         12179                          12207                     12488
198906                         12912                          13175                     13590
198909                         14092                          14502                     15045
198912                         13944                          14295                     15356
199003                         14055                          13979                     14894
199006                         15132                          14980                     15831
199009                         11869                          12567                     13655
199012                         13554                          13512                     14879
199103                         16696                          15879                     17040
199106                         16185                          15738                     17001
199109                         16797                          16929                     17910
199112                         18047                          18388                     19412
199203                         17894                          18168                     18922
199206                         17377                          17630                     19282
199209                         17555                          18191                     19890
199212                         19670                          19821                     20891
199303                         20680                          20325                     21803
199306                         21216                          20463                     21910
199309                         22339                          21458                     22476
199312                         23216                          21920                     22997
199403                         23135                          21095                     22125
199406                         23325                          20662                     22218
199409                         25311                          21762                     23304
199412                         25865                          21448                     23300
199503                         28443                          22954                     25569
199506                         32405                          25259                     28010
199509                         35171                          27392                     30236
199512                         35043                          28054                     32056
199603                         36233                          29452                     33777
199606                         38058                          30867                     35293
199609                         38689                          31745                     36384
199612                         41459                          33452                     39416
199703                         43425                          32913                     40473
199706                         50198                          38262                     47539
199709                         60102                          42386                     51099
199712                         56712                          41915                     52567
------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS
                                            PERIODS ENDED DECEMBER 31, 1997
                                       ------------------------------------------      FINAL VALUE OF A
                                       1 YEAR          5 YEARS           10 YEARS     $10,000 INVESTMENT
--------------------------------------------------------------------------------------------------------
PRIMECAP Fund                          36.79%          23.59%            18.95%             $56,712
Average Growth Fund                    25.30           16.16             15.41               41,915
S&P 500 Index                          33.36           20.27             18.05               52,567
--------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------------------------------
                                                                                                  10 YEARS
                                INCEPTION                                         ----------------------------------------
                                  DATE             1 YEAR        5 YEARS          CAPITAL          INCOME           TOTAL
--------------------------------------------------------------------------------------------------------------------------
PRIMECAP Fund                   11/1/1984          36.79%        23.59%           18.03%            0.92%           18.95%
--------------------------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS
December 31, 1997


STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

         At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital(money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.

------------------------------------------------------------------------------------------------------------
                                                                                                     MARKET
                                                                                                     VALUE*
PRIMECAP FUND                                                                    SHARES               (000)
------------------------------------------------------------------------------------------------------------
COMMON STOCKS (87.0%)
------------------------------------------------------------------------------------------------------------
AUTO & TRANSPORTATION (14.9%)
-    AMR Corp.                                                                2,550,000         $   327,675
 (1) Airborne Freight Corp.                                                   1,580,000              98,157
     Arvin Industries, Inc.                                                     700,000              23,319
     Delta Air Lines, Inc.                                                    2,850,000             339,150
-    Federal Express Corp.                                                    4,300,000             262,569
     Fleetwood Enterprises, Inc.                                                600,000              25,462
     Southwest Airlines Co.                                                   5,775,000             142,209
                                                                                                ------------
                                                                                                  1,218,541
                                                                                                ------------
CONSUMER DISCRETIONARY (7.0%)
-    Costco Cos., Inc.                                                        3,500,000             155,969
-    Electronic Arts Inc.                                                     1,500,000              56,719
-    Filene's Basement Corp.                                                    995,000               3,980
-    GC Cos.                                                                    200,000               9,475
     Harcourt General, Inc.                                                   1,500,000              82,125
     Manpower Inc.                                                            1,370,000              48,292
     McClatchy Newspapers, Inc.                                                 760,700              20,681
-(1) Neiman-Marcus Group Inc.                                                 3,000,000              90,750
-(1) Plantronics, Inc.                                                        1,608,000              64,320
     Time Warner, Inc.                                                          600,000              37,200
                                                                                                ------------
                                                                                                    569,511
                                                                                                ------------
CONSUMER STAPLES (1.4%)
     Block Drug Co. Class A                                                     200,000               8,500
     Brown-Forman Corp. Class B                                                 411,800              22,752
     The Seagram Co. Ltd.                                                     2,700,600              87,263
                                                                                                ------------
                                                                                                    118,515
                                                                                                ------------
ENERGY (0.9%)
     Union Pacific Resources
      Group, Inc.                                                             2,955,000              71,659
                                                                                                ------------
FINANCIAL SERVICES (5.6%)
     American International
      Group, Inc.                                                               836,924              91,015
     City National Corp.                                                        621,485              22,956
     General Re Corp.                                                           620,000             131,440
     HSB Group Inc.                                                             200,000              11,037
     Marsh & McLennan Cos., Inc.                                                380,000              28,334
     Reuters Holdings PLC ADR                                                    35,000               2,310
     St. Paul Cos., Inc.                                                        100,000               8,206
     State Street Corp.                                                       1,440,000              83,790
     Torchmark Corp.                                                            970,000              40,801
     Transatlantic Holdings, Inc.                                               562,500              40,219
                                                                                                ------------
                                                                                                    460,108
                                                                                                ------------
HEALTH CARE (10.7%)
-    Boston Scientific Corp.                                                    355,000              16,286
     Guidant Corp.                                                            5,210,632             324,362
     Johnson & Johnson                                                        1,100,000              72,462
     Eli Lilly & Co.                                                          1,960,000             136,465
-    Lynx Therapeutics Inc.                                                      72,900               1,185
     Medtronic, Inc.                                                          1,996,888             104,462
     Pharmacia & Upjohn, Inc.                                                 6,100,000             223,412
                                                                                                ------------
                                                                                                    878,634
                                                                                                ------------
MATERIALS & PROCESSING (6.9%)
     Belden, Inc.                                                               383,000              13,501
     Engelhard Corp.                                                          4,000,000              69,500
 (1) Granite Construction Co.                                                 1,400,000              32,200
 (1) MacDermid, Inc.                                                            567,000              45,998
     Monsanto Co.                                                             2,700,000             113,400
-    Mycogen Corp.                                                            1,400,000              26,250
     OM Group, Inc.                                                             500,000              18,313
     Pioneer Hi-Bred
      International, Inc.                                                       450,000              48,263
     Potash Corp. of
      Saskatchewan, Inc.                                                      1,460,000             121,180

------------------------------------------------------------------------------------------------------------
                                                                                                     MARKET
                                                                                                     VALUE*
PRIMECAP FUND                                                                    SHARES               (000)
------------------------------------------------------------------------------------------------------------
     Stepan Co.                                                                 300,000         $     8,888
     Temple-Inland Inc.                                                       1,300,000              68,006
                                                                                                ------------
                                                                                                    565,499
                                                                                                ------------
PRODUCER DURABLES (8.7%)
     AMP, Inc.                                                                  375,000              15,750
     Caterpillar, Inc.                                                        1,810,000              87,898
     Deere & Co.                                                                600,000              34,988
-    Dionex Corp.                                                               510,000              25,245
     Donaldson Co., Inc.                                                        540,000              24,334
     Flowserve Corp.                                                            908,852              25,391
     Kennametal, Inc.                                                         1,140,000              59,066
-    Lexmark International
      Group, Inc. Class A                                                       400,000              15,200
 (1) Millipore Corp.                                                          2,500,000              84,844
     Molex, Inc.                                                                195,312               6,250
     Molex, Inc. Class A                                                        195,312               5,615
     Perkin-Elmer Corp.                                                       1,300,000              92,381
     Pitney Bowes, Inc.                                                       1,200,000             107,925
 (1) Tektronix, Inc.                                                          3,285,000             130,373
                                                                                                ------------
                                                                                                    715,260
                                                                                                ------------
TECHNOLOGY (25.4%)
     COMMUNICATIONS TECHNOLOGY (4.7%)
     LM Ericsson Telephone Co.
      ADR Class B                                                             4,600,000             171,638
     LM Ericsson Telephone Co.
      4.25% Cvt. Pfd.                                                               620               3,255
     Lucent Technologies, Inc.                                                  150,000              11,981
     Motorola, Inc.                                                           2,030,000             115,837
-    Netscape Communications
      Corp.                                                                      26,670                 647
-    Tellabs, Inc.                                                            1,600,000              84,300

     COMPUTER SERVICES, SOFTWARE & SYSTEMS (3.4%)
 (1) Adobe Systems, Inc.                                                      5,190,000             213,439
-(1) The SABRE Group
      Holdings, Inc.                                                          2,289,200              66,101
-    Siebel Systems, Inc.                                                        17,298                 723
-    Tripos Inc.                                                                100,000               1,425

     COMPUTER TECHNOLOGY (7.1%)
-    Bay Networks, Inc.                                                       3,870,000              98,927
     Compaq Computer Corp.                                                    2,199,750             124,148
-    Digital Equipment Corp.                                                  4,040,000             149,480
-(1) Evans & Sutherland
      Computer Corp.                                                            840,000              24,360
     Hewlett-Packard Co.                                                      2,680,000             167,500
-    Stratus Computer, Inc.                                                     377,000              14,255

     ELECTRONICS (1.5%)
     Nokia Corp. A ADR                                                          480,000              33,600
     Sony Corp. ADR                                                             965,000              87,574

     ELECTRONICS--SEMICONDUCTORS/COMPONENTS (7.7%)
     Intel Corp.                                                              3,768,000             264,467
-    LSI Logic Corp.                                                          1,488,700              29,402
     Texas Instruments, Inc.                                                  6,680,000             300,600
-    Xilinx, Inc.                                                             1,000,000              35,000

     ELECTRONICS--TECHNOLOGY (1.0%)
-    Coherent, Inc.                                                             500,000              17,500
     Symbol Technologies, Inc.                                                1,666,500              62,910
                                                                                                ------------
                                                                                                  2,079,069
                                                                                                ------------
UTILITIES (0.4%)
-    Tejas Gas Corp.                                                            500,000              30,625
                                                                                                ------------
OTHER (5.1%)
     Novartis AG ADR                                                            850,000              69,063
     Miscellaneous (4.2%)                                                                           347,490
                                                                                                ------------
                                                                                                    416,553
                                                                                                ------------
------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
     (COST $4,347,657)                                                                            7,123,974
------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (13.5%)
------------------------------------------------------------------------------------------------------------
                                                                                   FACE
                                                                                 AMOUNT
                                                                                  (000)
------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
     Obligations in a Pooled
     Cash Account
     6.54%, 1/2/1998                                                         $1,086,469           1,086,469
     6.50%, 1/2/1998--Note F                                                     16,701              16,701
------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
     (COST $1,103,170)                                                                            1,103,170
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.5%)
     (COST $5,450,827)                                                                            8,227,144
------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.5%)
------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                 42,394
Liabilities--Note F                                                                                 (83,375)
                                                                                                 -----------
                                                                                                    (40,981)
------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------
Applicable to 206,907,610 outstanding
     $.001 par value shares
     (authorized 400,000,000 shares)                                                             $8,186,163
============================================================================================================

NET ASSET VALUE PER SHARE                                                                            $39.56
============================================================================================================
*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.
ADR--American Depositary Receipt.
(1)Considered an affiliated company as the Fund owns
   more than 5% of the outstanding voting securities of
   such company. The total market value of investments in
   affiliated companies was $850,542,000.

------------------------------------------------------------------------------------------------------------
AT DECEMBER 31, 1997, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------
                                                                                 AMOUNT                 PER
                                                                                  (000)               SHARE
------------------------------------------------------------------------------------------------------------
Paid in Capital                                                              $5,345,063              $25.83
Undistributed Net
     Investment Income                                                              444                  --
Accumulated Net
     Realized Gains                                                              64,339                 .31
Unrealized Appreciation--
     Note E                                                                   2,776,317               13.42
------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                   $8,186,163              $39.56
============================================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.


-------------------------------------------------------------------------------------------------------------
                                                                                               PRIMECAP FUND
                                                                                YEAR ENDED DECEMBER 31, 1997
                                                                                                       (000)
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
     Dividends*                                                                                 $     39,758
     Interest                                                                                         33,159
                                                                                                -------------
          Total Income                                                                                72,917
                                                                                                -------------
EXPENSES
     Investment Advisory Fees--Note B                                                                 14,455
     The Vanguard Group--Note C
          Management and Administrative                                                               14,527
          Marketing and Distribution                                                                   1,192
     Taxes (other than income taxes)                                                                     446
     Custodian Fees                                                                                       18
     Auditing Fees                                                                                        12
     Shareholders' Reports                                                                               177
     Annual Meeting and Proxy Costs                                                                       71
     Directors' Fees and Expenses                                                                         14
                                                                                                -------------
          Total Expenses                                                                              30,912
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                 42,005
-------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD*                                                     289,401
-------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES                          1,327,647
-------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                              $1,659,053
=============================================================================================================

*Dividend income and realized gain from affiliated companies were $5,461,000 and $135,180,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------------------------------
                                                                                         PRIMECAP FUND
                                                                                    YEAR ENDED DECEMBER 31,
                                                                           -----------------------------------
                                                                                   1997                 1996
                                                                                  (000)                (000)
--------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
     Net Investment Income                                                   $   42,005           $   25,594
     Realized Net Gain                                                          289,401              106,160
     Change in Unrealized Appreciation (Depreciation)                         1,327,647              505,864
                                                                           -----------------------------------
          Net Increase in Net Assets Resulting from Operations                1,659,053              637,618
                                                                           -----------------------------------
DISTRIBUTIONS
     Net Investment Income                                                      (39,529)             (27,258)
     Realized Capital Gain                                                     (248,608)             (98,658)
                                                                           -----------------------------------
          Total Distributions                                                  (288,137)            (125,916)
                                                                           -----------------------------------
CAPITAL SHARE TRANSACTIONS(1)
     Issued                                                                   3,307,320              994,160
     Issued in Lieu of Cash Distributions                                       282,274              124,436
     Redeemed                                                                  (978,333)            (663,154)
                                                                           -----------------------------------
          Net Increase from Capital Share Transactions                        2,611,261              455,442
--------------------------------------------------------------------------------------------------------------
     Total Increase                                                           3,982,177              967,144
--------------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Year                                                        4,203,986            3,236,842
                                                                           -----------------------------------
     End of Year                                                             $8,186,163           $4,203,986
==============================================================================================================

(1)Shares Issued (Redeemed)
     Issued                                                                      85,932               35,931
     Issued in Lieu of Cash Distributions                                         7,480                4,217
     Redeemed                                                                   (26,285)             (23,764)
                                                                           -----------------------------------
          Net Increase in Shares Outstanding                                     67,127               16,384
==============================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

     The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the Securities and Exchange Commission beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.


---------------------------------------------------------------------------------------------------------------------------------
                                                                                              PRIMECAP FUND
                                                                                         YEAR ENDED DECEMBER 31,
                                                                           ------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                                 1997       1996        1995        1994       1993
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                         $30.08     $26.23      $19.98      $18.42     $16.19
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                                    .21        .19         .22         .12        .07
     Net Realized and Unrealized Gain (Loss) on Investments                 10.77       4.59        6.84        1.97       2.82
                                                                           ------------------------------------------------------
          Total from Investment Operations                                  10.98       4.78        7.06        2.09       2.89
                                                                           ------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                                    (.20)      (.20)       (.22)       (.12)      (.07)
     Distributions from Realized Capital Gains                              (1.30)      (.73)       (.59)       (.41)      (.59)
                                                                           ------------------------------------------------------
          Total Distributions                                               (1.50)      (.93)       (.81)       (.53)      (.66)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                               $39.56     $30.08      $26.23      $19.98     $18.42
=================================================================================================================================

TOTAL RETURN                                                               36.79%     18.31%      35.48%      11.41%     18.03%
=================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Year (Millions)                                    $8,186     $4,204      $3,237      $1,554       $791
     Ratio of Total Expenses to Average Net Assets                          0.51%      0.59%       0.58%       0.64%      0.67%
     Ratio of Net Investment Income to Average Net Assets                   0.69%      0.69%       0.99%       0.79%      0.44%
     Portfolio Turnover Rate                                                  13%        10%          7%          8%        16%
     Average Commission Rate Paid                                          $.0599     $.0637         N/A         N/A        N/A
---------------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard/PRIMECAP Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Temporary cash investments are valued at cost, which approximates market value.

     2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management provides investment advisory services to the Fund for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 1997, the advisory fee represented an effective annual rate of 0.24% of the Fund's average net assets after giving effect to a fee waiver of $1,238,000 (0.02%) for the period April 1, 1997, to September 30, 1997.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At December 31, 1997, the Fund had contributed capital of $536,000 to Vanguard (included in Other Assets), representing 2.7% of Vanguard's capitalization. The Fund's Directors and officers are also Directors and officers of Vanguard.

D. During the year ended December 31, 1997, the Fund purchased $2,300,644,000 of investment securities and sold $718,205,000 of investment securities, other than temporary cash investments.

E. At December 31, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $2,776,317,000, consisting of unrealized gains of $2,863,466,000 on securities that had risen in value since their purchase and $87,149,000 in unrealized losses on securities that had fallen in value since their purchase.

F. The market value of securities on loan to brokers/dealers at December 31, 1997, was $16,554,000, for which the Fund held cash collateral of $16,701,000. Cash collateral received is invested in repurchase agreements.

REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and
Board of Directors of
Vanguard/PRIMECAP Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard/PRIMECAP Fund (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 6, 1998

SPECIAL 1997 TAX INFORMATION (UNAUDITED) FOR VANGUARD/PRIMECAP FUND

This information for the fiscal year ended December 31, 1997, is included pursuant to provisions of the Internal Revenue Code.

     The Fund designates $211,834,000 as capital gain dividends (from net long-term capital gains), of which $151,006,000 was distributed to shareholders in December 1997 and $60,828,000 will be distributed in March 1998. Of the $211,834,000 capital gain dividends, the Fund designates $179,279,000 as a 20% rate gain distribution.

     For corporate shareholders, 28.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

DIRECTORS AND OFFICERS

JOHN C. BOGLE
Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
President, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.


 "Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and
     "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
       Company is the owner of trademarks and copyrights relating to the
            Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                       trademarks of Wilshire Associates.

                            VANGUARD FAMILY OF FUNDS

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Q590-12/1997

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